Exhibit 10.1

AMENDMENT NO. 2 TO PROMISSORY NOTE

          AMENDMENT NO. 2 TO PROMISSORY NOTE, dated as of May 14, 2010 (this “Amendment”), between (a) CornerWorld Corporation, a Nevada corporation (the “Borrower”), and (b)IU INVESTMENTS, LLC (the “Lender”).

WITNESSETH:

          WHEREAS, on February 23, 2009, the Borrower issued to the Lender its Promissory Note dated February 23, 2009, executed by the Borrower and payable to the order of the Lender in the original principal amount of $1,900,000 (the “Original Note,” and, as heretofore amended, as amended by this Amendment, and as the same may hereafter be amended from time to time, the “Promissory Note”).

          WHEREAS, on or about December 1, 2009, the Borrower and the Lender executed a waiver (the “Waiver”) pursuant to which the Lender agreed to waive, during the period from December 1, 2009 through February 28, 2010, their rights and remedies under the Promissory Note.

          WHEREAS, on March 31, 2010, the Borrower and the Lender executed Amendment No. 1 to Promissory Note (“Amendment No. 1”), pursuant to which the parties agreed to amend the payment terms under the Promissory Note.

          WHEREAS, the Borrower has requested, and the Lender has agreed, to amend the Promissory Note as set forth below.

          NOW, THEREFORE, in consideration of the premises and the agreements hereinafter contained, and for other good and valuable consideration, and notwithstanding any provisions of the Promissory Note to the contrary, the parties hereto hereby agree as follows:

          1. Schedule A attached to the Promissory Note shall be and hereby is amended and restated in its entirety to read as set forth on Schedule A attached to this Amendment.

          2. The Borrower hereby authorizes the Lender, and the Lender hereby agrees, to cause the following legends to be clearly, conspicuously and prominently inserted on the original of the Promissory Note, in each case following the signature of the Borrower:

“This Note has been amended by Amendment No. 1 to Promissory Note dated as of March 31, 2010, among CornerWorld Corporation, as maker of this Note and “Borrower” defined therein, and IU Investments, LLC, as the then holder of this Note and “Lender” defined therein (“Amendment No. 1”), the provisions of which are incorporated by reference for all purposes of this Note, and each holder of this Note, by its acceptance hereof, irrevocably agrees to be bound by the provisions of Amendment No.1.”

“This Note has been amended by Amendment No. 2 to Promissory Note dated as of April 30, 2010, between CornerWorld Corporation, as maker of this Note and “Borrower” defined therein, and IU Investments, LLC, as the then holder of this Note and “Lender” defined therein (“Amendment No. 2”), the provisions of which are incorporated by reference for all purposes of this Note, and each holder of this Note, by its acceptance hereof, irrevocably agrees to be bound by the provisions of Amendment No.2.”

The Lender further agrees (a) to cause executed counterparts (or copies of executed counterparts) of Amendment No. 1 and this Amendment to be stapled or otherwise firmly affixed to the Original Note, and (b) to furnish a copy of the Original Note, with such legends so inserted and with such counterparts or copies of Amendment No. 1 and this Amendment so attached, to Borrower promptly after the Lender’s receipt of a fully executed counterpart of this Amendment.

          3. All of the terms and provisions of the Original Note, as amended by Amendment No. 1 and as further amended by this Amendment, remain in full force and effect. The Borrower hereby agrees that the amendments herein contained shall in no manner affect or impair the indebtedness evidenced by the Promissory Note, the obligation of the Borrower to make payment of the principal of and interest on the indebtedness evidenced by the Promissory Note in strict accordance with the face and tenor of the Promissory Note, or any of the liens or security interests securing such payment and performance.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

CORNERWORLD CORPORATION

/s/ Scott N. Beck

By:	Scott N. Beck
Its:	Chief Executive Officer

IU INVESTMENTS, LLC

/s/ Doug Levy

By:	Doug Levy
Its:	Sole Manager

Schedule A

Scheduled Payment Date	Amount

April 15, 2009	$145,000

May 15, 2009	$145,000

June 15, 2009	$145,000

July 15, 2009	$145,000

August 15, 2009	$145,000

September 15, 2009	$145,000

October 15, 2009	$145,000

November 15, 2009	$145,000

March 25, 2010	$25,000

April 25, 2010	$50,000

The remaining outstanding balance of $655,000 is due, in its entirety, on December 31, 2012, hereafter, the Maturity Date. Balance may be prepaid in part or altogether prior to the Maturity Date.

Interest will continue to be computed consistent with the original, un-amended Promissory Note (the “Original Note”). Interest will accrue on the unpaid balance but will be due and payable each month on the last day of each calendar month subsequent to this amendment through the Maturity Date. The parties acknowledge this is a modification of interest payment dates as detailed in the Original Note.